Exhibit 99.3

                               Trenwick Group Ltd.
                                   Term Sheet
                                  LOC Facility
                                December 3, 2002
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                              A. Existing LOC
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Account Party:             Trenwick Holdings Limited (the "Account Party").
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Banks:                     All of the Banks (the "Existing Banks") with
                           commitments under existing LOC (the "Existing LOC") pursuant to the existing credit agreement (the "Existing Credit Agreement").
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Amount:                    $182.5 million, with each of the Existing Banks'
                           commitment permanently reduced pro rata to reflect
                           the reduction of the Existing LOC from approximately $226 million to $182.5 million; provided that at least 91.25% (the "Renewal Percentage") of the Existing Banks (as determined by reference to each Existing Bank's commitment before giving effect to the above-referenced reduction) elect to participate in the Renewal LOC (as defined below).
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Beneficiary:               Lloyd's (in support of the underwriting of syndicates
                           839 and 44).
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Expiration:                December 31, 2005.
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                              B. Renewal LOC
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Account Party:             The Account Party.
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Banks:                     The renewal LOC (the "Renewal LOC" and, together with
                           the Existing LOC Facility, the "LOC Facility") will include all of the Existing Banks who elect to participate in the Renewal LOC ("the Renewing Banks," with any of the Existing Banks who do not participate in the Renewal LOC being referred to herein the "Nonrenewing Banks") with each of the Renewing Banks increasing its respective commitment pro rata to reflect the termination of the commitments of the Nonrenewing Banks; provided that the Existing Banks constituting the Renewal Percentage elect to participate in the Renewal LOC.
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Amount:                    $182.5 million, subject to reduction on a dollar for
                           dollar basis upon drawings being made on the Existing LOC.
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Beneficiary:               Lloyd's (in support of Syndicates 839 and 44).
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Effective Date             January 1, 2006
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

                               Trenwick Group Ltd.
                                   Term Sheet
                                  LOC Facility
                                December 3, 2002
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Expiration:                December 31, 2006.
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                              C. Terms applicable to the LOC Facility
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Guarantors:                Trenwick Group Ltd. ("Trenwick") and each existing
                           and future direct and indirect subsidiary of Trenwick (other than the Account Party), to the extent permitted by law or applicable regulatory authorities.
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Security:                  The Nonrenewing Banks will continue to have their
                           respective obligations under the Existing LOC secured by a pledge of 100% of the stock and equity interests of La Salle Re Holdings Limited and La Salle Re Limited (the "Existing Collateral").

                           The Renewing Banks shall have their respective obligations under the Existing LOC and the Renewal LOC secured by the following, to the extent permitted by applicable law and instruments governing the currently outstanding indebtedness of Holdings and its subsidiaries: (i) the Existing Collateral (which shall be pari passu with the liens in favor of the Nonrenewing Banks), (ii) a pledge of 100% of the stock and equity interests now or hereafter owned by Holdings and its direct and indirect subsidiaries (other than the Existing Collateral), and (iii) substantially all of the present and future assets and property of Holdings, each direct and indirect U.S. nonregulated subsidiary of Holdings and each direct and indirect Non-U.S. subsidiary of Holdings (which security shall include, without limitation, the current and future profits from Trenwick America and the OAK dedicated entities).
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Pricing:                      o     Nonrenewing Banks:

                                      o     Same as the Existing Credit
                                            Agreement.

                              o     Renewing Banks:

                                      o     500 bps per annum on each Renewing
                                            Bank's commitment under the Existing
                                            LOC during the period that the
                                            Existing LOC is in effect (i.e.,
                                            from the date which is the date of
                                            the closing of this transaction
                                            through December 31, 2005) (the
                                            "Existing LOC Period") and on each
                                            Renewing Bank's commitment under the
                                            Renewal LOC during the period that
                                            the
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                               Trenwick Group Ltd.
                                   Term Sheet
                                  LOC Facility
                                December 3, 2002
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                                            Renewal LOC is in effect (i.e.,
                                            from January 1, 2006 through
                                            December 31, 2006) (the "Renewal LOC
                                            Period"), payable quarterly.

                                      o     An additional Letter of Credit Fee
                                            in the form of PIK notes (the "PIK
                                            Notes"), to be issued to each
                                            Renewing Bank equal to the PIK Note
                                            amount (as defined below). Interest
                                            on the PIK Notes shall accrue on a
                                            quarterly basis at an interest rate
                                            of LIBOR plus 250 bps per annum via
                                            the issuance of like-kind notes. The
                                            "PIK Note Amount" shall equal the
                                            difference, calculated on a
                                            quarterly basis, between (i) 500 bps
                                            per annum on each Renewing Bank's
                                            commitment under (I) the Existing
                                            LOC during the Existing LOC Period
                                            and (II) the Renewal LOC during the
                                            Renewal LOC Period, and (ii) the
                                            cost to Trenwick (expressed in basis
                                            points) to have the Berkshire
                                            Back-Up LOC (as defined below)
                                            issued.

                                      o     An additional Letter of Credit Fee
                                            in an amount equal to 50 bps on each
                                            Renewing Bank's commitment under the
                                            Existing LOC during the Existing LOC
                                            Period and the Renewal LOC during
                                            the Renewal LOC Period to the extent
                                            Trenwick has not collateralized the
                                            LOC in a manner satisfactory to the
                                            Administrative Agent on dates to be
                                            determined.

                                      o     Warrants to purchase common stock
                                            equal to 10% of Trenwick's fully
                                            diluted equity capital as of the
                                            closing of the transaction on terms
                                            and conditions satisfactory to the
                                            Banks. The warrants shall be issued
                                            to each Renewing Bank pro rata based
                                            on each Bank's commitment (as
                                            determined by reference to each
                                            Renewing Bank's commitment under the
                                            Renewal LOC).

                                      o     An additional Letter of Credit Fee
                                            equal to 15% of the profits earned
                                            by Trenwick for the 2002 and 2003
                                            years of Account.
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Cash Collateralization     The obligations of the Renewing Banks under the
of the                     Existing LOC and Renewal LOC will be collateralized
                           in a manner
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                               Trenwick Group Ltd.
                                   Term Sheet
                                  LOC Facility
                                December 3, 2002
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LOC:                       satisfactory to the Administrative Agent with the
                           proceeds from the following (less any cash letter of credit fees paid to the Existing Banks and the Renewing Banks):

                              o     any debt issuance.

                              o     any equity issuance.

                              o     any asset sale.

                              o any profits earned from the Oak dedicated entities.
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Affirmative Covenants:     Similar to the Existing Credit Agreement with changes
                           consistent within the context of this transaction, including, without limitation, the following:

                              o Trenwick International Limited to be placed into run-off prior to December 31, 2002.

                              o     Trenwick to use its best efforts to
                                    terminate the Existing LOC and Renewal LOC by December 31, 2003.

                              o Trenwick to fully collateralize in a manner satisfactory to the Administrative Agent the obligations of the Renewing Banks under the Existing LOC and Renewal LOC by December 31, 2003 to the extent the respective LOCs are not terminated.

                              o Trenwick to use its best efforts to secure stop-loss treaties satisfactory to the Required Banks for the 2000, 2001 and 2002 years of account.

                              o Trenwick to use its best efforts to convert the LaSalle regulated entities to Class 3 insurer status.

                              o Senior Notes to be refinanced no later than March 1, 2003 in a manner satisfactory to the Required Banks.

                              o Trenwick to pay Lloyd's any residual amounts due for the 2002 and prior years of account.

                              o Trenwick to use its best efforts to secure loss portfolio transfers at LaSalle satisfactory to the Required Banks.

                              o     Monthly reporting.

                              o Reviews by Elliston or similar company at the request of the Required Banks, including, without limitation, a review and analysis of the salaries and
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                               Trenwick Group Ltd.
                                   Term Sheet
                                  LOC Facility
                                December 3, 2002
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                                    directors' fees in connection with the
                                    Trenwick Managing Agency syndicate.

                              o Monitoring by Elliston or similar company at the request of the Required Banks with respect to any run off costs incurred in connection with the Existing LOC and Renewal LOC, with the Required Banks retaining veto rights in connection with the incurrence of such run off costs.

                              o     The appointment of new directors
                                    satisfactory to the Required Banks to manage
                                    syndicates 839 and 44 to the extent such
                                    syndicates runoff for the 2003 and prior
                                    years of account.
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Negative Covenants:        Similar to the Existing Credit Agreement with changes
                           consistent in the context of the transaction, including, but not limited to the following:

                              o Prohibitions on any distributions of any kind from the Oak dedicated entities except to Lloyd's or to collateralize the Existing LOC and Renewal LOC.

                              o Prohibitions on writing any future U.S. D&O and E&O business.

                              o Prohibition on writing any new or renewal business that has an insurance period greater than 12 months plus odd time to a maximum of 18 months.

                              o     Prohibition on writing any business,
                                    including by class, duration or otherwise, without review by Elliston or similar company and with the Required Banks retaining veto rights in connection of the writing of such business.

                              o Further prohibitions on debt, including, but not limited to, a prohibition on the guaranty of the Senior Notes.

                              o Further prohibitions on the incurrence of liens.

                              o Further prohibitions on asset sales and reorganizations, provided that (a) Holdings will be permitted to redomesticate to Delaware and, if applicable, merge Trenwick America Corporation and LaSalle Re Holdings Limited into the redomesticated Holdings,
                                    (b) Chartwell Insurance Company will be
                                    permitted to merge with and into
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                               Trenwick Group Ltd.
                                   Term Sheet
                                  LOC Facility
                                December 3, 2002
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                                    Trenwick America Reinsurance Corporation (c)
                                    LaSalle Re Limited will be permitted to
                                    acquire Oak Dedicated Limited and Oak
                                    Dedicated Three Limited, (d) Holdings will be permitted to sell Trenwick International Limited and/or Trenwick Holdings Limited and
                                    (e) Holdings will be permitted to dividend and sell Dakota Specialty Insurance Company.

                              o Prohibition on expenditures (other than claims payments) in excess of $100,000 without the approval of the Required Banks.

                              o     Prohibition on other than ordinary and
                                    necessary expenditures made by the LaSalle entities.

                              o Prohibitions on salary increases, bonuses, options and other similar forms of compensation except pursuant to plans already in existence and within the normal course of business.

                              o Prohibitions on intercompany transfers and on dividends, including, without limitation, on Holdings common shares, Holdings Series B Cumulative Convertible Perpetual Preferred Shares and LaSalle Series A Preferred Shares, with limited exceptions for certain intercompany transfers and intercompany dividends to be agreed upon, and the prohibition of payments on the Trust Preferred Securities.

                              o Prohibition on any new agreements permitting any other creditors to be preferred over the Banks.
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Financial Covenants:          o     Maximum Leverage Ratio (as currently
                                    defined) of .325 to 1.

                              o     Minimum Combined Statutory Surplus (as
                                    currently defined) of not less than $325 million.

                              o Minimum Tangible Consolidated Net Worth (as currently defined) of at least $350 million.
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Conditions Precedent:      Similar to the Existing Credit Agreement with changes
                           consistent with the context of the transaction, including but not limited to the following:

                              o     Payment by Trenwick to Lloyd's of
                                    approximately $104 million to cure the
                                    solvency deficit.
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                               Trenwick Group Ltd.
                                   Term Sheet
                                  LOC Facility
                                December 3, 2002
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                              o     Lloyd's agreement that it will apply the
                                    $104 million payment to meet the solvency deficit before it draws on the LOC.

                              o     Delivery of a solvency certificate.

                              o Regulatory approval in manner satisfactory to each of the Renewing Banks regarding the reserve requirements for each of the Renewing Banks and the treatment of the Existing LOC and Renewal LOC on each of the Renewing Bank's financial statements.

                              o     Agreement with Lloyd's on the form and
                                    substance of the Existing LOC and the
                                    Renewal LOC.

                              o Each Renewing Bank's approval of the terms and conditions of the back-up LOC to be issued by Berkshire to support the 2003 year of account (the "Berkshire Back-Up LOC"), it being understood and agreed that the Berkshire Back-Up LOC shall be drawn upon by Lloyd's only after exhaustion of the Existing LOC or the Renewal LOC, as the case may be.

                              o The LOC Facility closing by no later than December 31, 2002.
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Event of Default:          Similar to the Existing Credit Agreement with changes
                           consistent with the context of the transaction, including but not limited to the following:

                              o The Termination of the Chubb and Berkshire Agreements.
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Amendments & Waivers:      Similar to the Existing Credit Agreement with the
                           additional requirement that any material transfers (intercompany or otherwise) from the LaSalle entities (other than transfers to collateralize or reimburse the Existing LOC or Renewal LOC or pay letter of credit or other fees to the Banks) require 66-2/3% Bank approval to the extent that this additional requirement does not require 100% Bank approval.
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